UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): October 3, 2005
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                            Capital Solutions I, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware                            0-9879                       13-2648442
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(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File number)               Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida                         33143
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation F D

         Item 7.01. Regulation F D Disclosure

         See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Section 9 - Financial Statements and Exhibits

         Item 9.01. Financial statements and Exhibits

         (c) Exhibits

         Exhibit No.                Description

            99.1                    Press Release dated October 3, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Capital Solutions I, Inc.


Date: October 3, 2005                       By: /s/ Christopher Astrom
                                            --------------------------
                                            President


                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------------------------------------------------
            99.1           Press Release dated October 3, 2005